Exhibit 99.906 CERT

SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Midas Series Trust

        In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2018 that is accompanied by this certification, the undersigned hereby certifies to the best of his knowledge that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

August 28, 2018	/s/ Thomas B. Winmill Thomas B. Winmill Chief Executive Officer

This certification, furnished pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

SECTION 906 CERTIFICATION
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Midas Series Trust

        In connection with the report on Form N-CSR (the "Report") of the above-named issuer for the period ended June 30, 2018 that is accompanied by this certification, the undersigned hereby certifies to the best of his knowledge that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

August 28, 2018	/s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

This certification, furnished pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.